UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 17, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 on Form 8-K/A (the “Amendment”) to the Current Report on Form 8-K of Signature Group Holdings, Inc., that was filed with the Securities and Exchange Commission on October 21, 2014 (the “Form 8-K”) is to include as Exhibit 10.6 under Item 9.01 the “Factoring Commitment Letter” (as defined in Item 1.01 of the Form 8-K).  This Amendment does not otherwise modify or update in any way the disclosures contained in the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.6	Commitment Letter, dated as of October 17, 2014, by and between GE Capital Bank AG and Signature Group Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: October 21, 2014	By:	/s/ W. Christopher Manderson
	Name:	W. Christopher Manderson
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.6	Commitment Letter, dated as of October 17, 2014, by and between GE Capital Bank AG and Signature Group Holdings, Inc.